Exhibit 99.1

Digital Health Innovators Company Overview - July 2016

FORWARD-LOOKING STATEMENTS

- This presentation of DarioHealth (the "Company") and statements of our management or agents related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Statements which are not historical reflect our current expectations and projections about our future results, performance, liquidity, financial condition, prospects and opportunities and are based upon information currently available to us and our management and their interpretation of what is believed to be significant factors affecting our business, including many assumptions regarding future events. Words such as "seek," "intend," "believe," "plan," "estimate," "expect," "anticipate", "will", "would" and other similar expressions all denote forward-looking statements within the meaning of the Act.

- Readers are cautioned that actual results, performance, liquidity, financial condition and results of operations, prospects and opportunities could differ materially and perhaps substantially from those expressed in, or implied by, these forward-looking statements as a result of various risks, uncertainties and other factors. Factors that could cause or contribute to such differences include, but are not limited to, our compliance with regulatory requirements, the impact of current and any future competition, our current and future capital requirements and our ability to satisfy our capital needs through financing transactions or otherwise, our ability to manufacture, market and generate sales of our Dario™ diabetes management solution, as well as other factors and risks discussed in the Company's filings (including the results of the Company's commercial and regulatory plans for Dario™) with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

- In addition, readers are cautioned that any estimates, forecasts or projections contained in this presentation or as may be discussed by our management or agents have been prepared by our management in good faith on a basis believed to be reasonable. However, such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to our future performance. Readers are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles.

DARIO HEALTH Digital Health Innovators
Nasdaq: DRIO
2

Investor Considerations

DarioHealth is disrupting the multi-billion dollar diabetes monitoring industry with a unique, all-digital, patient-centric glucose monitor

Vast and growing need for diabetes monitoring with the number of diabetics worldwide expected to grow from

~415M to ~642M by 2040

Source: IDF Diabetes Atlas 7th edition - 2015

Poised for rapid growth with leading solution in the mHealth (mobile health) industry by leveraging

Targeted social media marketing

Personalized big data capabilities

Received regulatory clearance/approval in

Four major markets

(FDA, Health Canada, CE Mark and TGA [Australia])

Multiple recurring revenue streams

With razor / razor blade model

Attractive valuation

Relative to other digital health data solutions:

- Fitbit (NYSE: FIT) at ~$2.5B market cap or ~22X EPS
- Under Armour (NYSE: UA) acquired MyFitnessPal for $475M or ~6x # of downloads

DARIO HEALTH Digital Health Innovators

Nasdaq: DRIO

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Digital Health Innovators 4 th Generation – Native Mobile 3 rd Generation - Bluetooth 2 nd Generation - Cable 1 st Generation - Accurate EVOLUTION OF GLUCOSE MONITORING PRODUCTS Nasdaq: DRIO 4 From two decades ago to personalized disease management with 1990s 2016 Dario’s innovative technology platform

Current Target Market

A massive and growing market opportunity within global population of those who suffer from diabetes.

DARIO HEALTH

$31B Global mHealth Market



+15% CAGR
$10B
$31B
2016
2020

Mobile health applications are one of the **fastest growing categories** in the app market.

Source: Research2guidance.com

~642M people with diabetes



The number of people living with diabetes globally is expected to grow from

>415M to ~642M By 2040

Source: IDF Diabetes atlas – 7th edition - 2015

~$24B glucose monitoring market

+5.2% CAGR



Global blood glucose monitoring market is expected to

grow to ~$24.6B by 2020

Source: researchandmarkets.com

DARIO HEALTH
Digital Health Innovators
Nasdaq: DRIO
5

Digital Health Market Overview

Enormous demand "upstream" to apply "user-centric" Dario solutions to broader health markets

Nutrition & Wellness
$292B

↓

Personalized Medical Care
$9B-$118B

↓

Esoteric tests & labs, therapeutics,
$42B

- Broader "Health" industry is user centric with a focus on care BEFORE illness
- ~80M pre-diabetics far outnumber ~30M diabetics
- Our glucose monitoring solutions have gained acceptance in the testing and lab space TODAY
- Our existing solution is easily leveragable in the broader and much larger Personalized Medical Care and Nutrition & Wellness markets

Source: The New Science of Personalized Medicine, PricewaterhouseCoopers, 2009

DARIO HEALTH
Digital Health Innovators
Nasdaq: DRIO
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Digital Health Innovators Today’s Market Offerings Nasdaq: DRIO 7 Most offerings include only partial solutions to blood glucose testing and disease management. DARIO Solution: testing device coupled with an engaging management experience Disease management Dedicated Device Smartphone Compatible Hardware Logger Software iOS /android compatibility limitations

Competitive Differentiation

Dario is the only competitively priced device that...

Type	Basic Feature BGM	BGM for Insulin Users	All-in one	Smartphone Connected	Cellular connectivity	Dario
Sample products	Freestyle, Verio, Contour, Aviva	Aviva Expert, Insulinx	Roche Accu-Chek Mobile	iBGStar, iHealth Align, 2in1	Liveongo, Telecare	
All-in-one meter, lancets and test strips	✗	✗	✓	✗	✗	✓
Pocket sized	✗	✗	✗	✗	✗	✓
Powerless	✗	✗	✗	✗	✗	✓
iOS/Android	✗	✗	✗	✓/✗	✗	✓
Smart Phone compatible	✗	✗	✗	✓/✗	✗	✓
Records your entire diabetes history	✓/✗	✓/✗	✓/✗	✓	✓/✗	✓
Information sharing	✗	✗	✗	✓	✓	✓
Actionable insights	✓/✗	✗	✗	✗	✓/✗	✓
Insulin recommendation	✗	✓	✗	✗	✓	✓
Get an estimated A1C	✗	✗	✗	✗	✓	✓
Community Platform	✗	✗	✗	✗	✗	✓
Mentor Platform	✗	✗	✗	✗	✓/✗	✓
Pricing	Competitive	Competitive	Competitive	Competitive	High	Competitive

Note: Not all Dario features are available in all markets.

DARIO HEALTH
Digital Health Innovators
Nasdaq: DRIO
8

Digital Health Innovators Revenue Model Nasdaq: DRIO 9 Multiple revenue streams including subscription - based recurring revenue Sale of disposable strips under subscriptions Device and Disposables Data Monetization Services Meta - analysis for Payers and HMOs, online monitoring for insurers, clinical studies platform Diabetes Management Service fees, clinical programs, tele - care providers

Revenue Model

Subscription based recurring revenue driven by growing user base



# of Device Users in the U.S.
~250
~2,300
March-16
June-16

- ~90% of users in the U.S. who download the app purchase the device
- Experiencing early traction in the U.S. market since launch in March 2016
  - ~4,900 registered users as of June 30, 2016
  - ~4,550 devices purchased by June 30, 2016
- Revenue of $150 to $750 per user per year

DARIO HEALTH Digital Health Innovators
Nasdaq: DRIO
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Digital Health Innovators Dario SMART Diabetes Management Solution Nasdaq: DRIO 11 Delivering accessible digital solutions to users so they can live healthier lives through an integrated meter and user - friendly mobile interface. Trust Understand Connect Sleek, accurate, all - in - one Smart Meter combined with a robust, real - time mobile app allows users to record their data : blood glucose measurements, carbs & insulin intake, physical activity . View, analyze, list and compare all this valuable information and share it with your community, family and medical staff .

Digital Health Innovators Dario Smart Meter Nasdaq: DRIO 12 Completely integrated all - in - one device with extreme levels of accuracy that fits right in your pocket. Smart Meter The simple - to - use Dario Smart Glucose Meter automatically tracks your blood sugars with a tiny meter that plugs into your phone’s audio jack . Strips Each strips cartridge holds 25 disposable strips. Reloading your strips is simple, just pull out the old cartridge and insert a new one.

Digital Health Innovators MyDario App Features Nasdaq: DRIO 13 Beyond monitoring to comprehensive disease management in the palm of your hand with app enhancements every 4 to 6 weeks based on user feedback and market needs • Analyze traits • Chart levels • Get “at a glance” statistics • Super positioning of charts UNDERSTAND • Stay in touch with caregivers • Share logbook & statistics via email with one simple click • Motivates through community support, automated reminders and engaging content • Personalized alerts • Share your history and analytics CONNECT • Logs and records blood glucose • Personalized, customized food management • Store pictures of daily foods • Get “check your level” reminders • Syncs with Runkeeper TRACK • Real - time calculation of glucose, insulin, estimated A1C, carbs & activity • Gives actionable insights & alerts • Securely stored in the Cloud • HIPAA Compliance • Adheres to strictest privacy laws SECURE Coverage on 100 % iOS and 85% Android devices globally Note: Not all Dario features are available in all markets.

Digital Health Innovators Dario Care Nasdaq: DRIO 14 The ultimate tool for healthcare professionals The platform is designed to enable healthcare providers to connect their patient’s data over the cloud, gather information and generate advanced, accurate reports. Easy to use Data Analysis Accessibility

Digital Health Innovators Demand Creation Nasdaq: DRIO 15 PUSHING Product - Physical device Middleman Payer Pharmacies Professionals Consumer PUSHING New Model Physical device Engaging Application Middleman Payer Pharmacies Professionals Self Managing Consumer PULLING a mass of users, engaged to the application DEMAND from the users to get the physical device PUSHING is easier because of the demand Traditional Model

Media Coverage and User Testimonials

Featured in global publications in high-tech, medicine, innovation and consumer spaces

BBC ONE | Men's Running | TechCrunch | CTV News | Mashable | YAHOO! | MED Device Online

Users speak to life-changing impact of using the Dario solution



"My son is 9 years old. We have had the Dario for about 4 weeks now. ***Absolutely loving it.*** *It has given us the freedom for him to attend birthday parties and I can see his levels from home and have peace of mind. We find the blood glucose readings on the Dario much more reliable too…* ***Thank you for this technology.****"*

Belinda Billing, Australia

"I just want to give a little, actually ALOT of appreciation to you guys! ***Since having Dario my diabetes has completely changed.*** *Without the reminder and the estimated hba1c I wasn't motivated.* ***This device has made my life so much easier and I can see the goals I'm reaching every day. I wouldn't know where I'd be if it weren't for you and your team working with Dario****"*

Hannah Jones, Australia

I love it. ***It has made life so much easier.***

Vicki-Lea Tripptree, Tazmania

DARIO HEALTH Digital Health Innovators

Nasdaq: DRIO

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Digital Health Innovators Product Availability Nasdaq: DRIO 17 Rapid geographic roll - out changing lives all over the world… launched in U.S. in 2016. 2.5M 29.2M 2.8M 3.5 0.4M 1.1M Source: IDF Diabetes Atlas 7 th edition 2015 Adults with Diabetes

Digital Health Innovators Comparable Valuations Nasdaq: DRIO 18 Disruptive digital health data solutions valued at premiums. $ 2.9B or 6x revenue Inovation Holdings (INOV) $950M market cap or 9x revenue MindBody (MB) $1.4B market cap or 10x revenue Evolent Health (EVH) $600M market cap or 7x revenue Teledoc (TDOC) Being acquired for $ 160M or 10x revenue HealthiestYou $2.5B market cap or 22x EPS Fitbit (FIT) acquired for $475M or 6x # of registered users

Digital Health Innovators Market Trends Nasdaq: DRIO 19 Traditional, high - cost healthcare system is rapidly evolving to adopt lower - cost, more personalized care solutions Traditional Healthcare Evolving to Wellness Care Healthcare is no longer about disease - care but rather people - care. Consumer - driven Demand Consumers are demanding a shift away from “one size fits all” towards more personalized solutions. Mass Market Customization Personalization Fast Growing Health & Fitness apps are one of the fastest growing segments of the apps market. 33% 62% Overall App Growth Health & Fitness Apps % Growth in Daily App Sessions (December 2013 – June 2014 ) Source: Flurry Analytics Wellness Prevention Patient Care

Digital Health Innovators Near - term Strategy Nasdaq: DRIO 20 Steady and consistent product roll - out over the next 18 months to deliver user - centric, personalized digital health solutions to humans. MyDario - Diabetes Management Dario  Care MyDario  Apps Dario  Wellness Dario  Analytics Apps фх

Disruptive Digital Marketing Strategy

Leveraging social media to reach millions quickly and at a relatively low cost compared to traditional media.



DARIO HEALTH
Facebook 9 Month
Internet 4 Years
TV 13 Years
Radio 38 Years
Time to reach market
Time it Takes to Reach 50M Consumers in Today's Market

Innovators share the common traits of rapid growth, market dominance and premium valuations.

BARNES&NOBLE → amazon

- 1,000% market cap growth in first year post-IPO
- $200B+ market cap today
- ~$89B in net sales in 2014

Holiday Inn, Expedia → airbnb

- Raised $475M at a $10B valuation
- Round underway for $1B at $20B valuation
- ~30X forward revenue (8x peer group)
- ~$4B gross bookings in 2014

Yellow Cab → UBER

- Round underway for $1.5B = $2B at a $50B valuation
- ~25X forward revenues
- $1B+ in rides (4 years after launch)
- Managed ~9K customers at $330M valuation

GLUCOSE MONITORING → DARIO

"Disrupt or be disrupted… 40% of businesses will not exist in a meaningful way in 10 years [due to pace of transition toward technology]."
John Chambers
(Cisco CEO at June 8 Cisco Live Event)

DARIO HEALTH Digital Health Innovators
Nasdaq: DRIO
21

Digital Health Innovators Revenue Nasdaq: DRIO 22 Delivering consistent revenue growth ahead of U.S. product launch. $ 67 $ 175 $270 $ 308 $ 568 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 $ in thousands U.S. product launch in March 2016

Digital Health Innovators Balance Sheet Nasdaq: DRIO 23 Sufficient cash to execute near - term strategy through at least ~$ 2.00 cash per share. For the period ending $ in thousands 3/31/16 12/31/15 Cash $8,267 $2,671 Total assets $10,963 $5,077 Liability related to warrants $1,863 $2,610 Total liabilities $3,352 $6,657 Total shareholders’ equity / (deficit) $7,611 $(1,580)

Digital Health Innovators Management Nasdaq: DRIO 24 An experienced management team with vast software, medical device and technology experience guided by a world class board of directors and scientific advisory board. Erez Raphael CEO & Chairman • 17 + years of industry experience • Served as Head of Business Operations for Nokia Siemens Networks • Held increasingly senior positions at Amdocs Limited, responsible for implementing overall business strategy • Earned a B.A. in economics and business management from Haifa University Zvi Ben - David CFO • 25 + years of experience in corporate and international financial management • Served as CFO of multiple public and private companies • Holds a CPA in Israel • Earned a B.A. in economics and accounting from Haifa University Dror Bacher VP R&D Op • 16+ years of software business experience, including managing positions in product development at both mobile and semi - conductor companies • Profound software product strategy knowledge and a proven track record of transforming vision into operating products • Leadership role at Amdocs Limited (NYSE : DOX) managing enterprise development programs • Senior role at Tower Semiconductor (NASDAQ : TSEM), in the CMOS image sensor division Joe Joffrion U.S . Senior Director and General Manager • 20 + years of marketing, sales, strategy, and leadership experience in the healthcare industry including his most recent role as Director of National Accounts for LabStyle Innovations • Prior he held a number of positions of increasing responsibility over 14 years at Bayer Healthcare, most recently as Director of Strategic Contracting for Bayer Diabetes Care • He began is healthcare career on the provider side with TriCare Medical Equipment. Mr. Joffrion holds a BBA in Marketing from Texas Tech University

Investor Considerations

DarioHealth is an emerging leader in the mHealth market, initially disrupting a multi-billion dollar industry with a unique, all-digital, patient-centric glucose monitor.

~642M People with Diabetes by 2040

Targeted social media marketing

Personalized big data capabilities

Four major markets

Multiple recurring revenue streams

Attractive valuation

DARIO HEALTH Digital Health Innovators

Nasdaq: DRIO

25

Digital Health Innovators Contact Information Nasdaq: DRIO 26 Company Contact 1500 District Ave . Suite 1089 Burlington, MA 01803 investors@mydario.com www.mydario.com Investor Relations Brett Maas , Managing Partner Hayden IR Tel 646.536.7331 | brett@haydenir.com www.haydenir.com